UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2011

_________________

MITEK SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15235	87-0418827
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8911 Balboa Avenue, Suite B, San Diego, California	92123
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 503-7810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2011, we filed a Current Report on Form 8-K regarding the resignation of Michael Bealmear from our Board of Directors, including correspondence from Mr. Bealmear stating that his resignation was based on a disagreement between Mr. Bealmear and Mitek Systems, Inc.  On March 10, 2011 we received further correspondence from Mr. Bealmear, stating that he disagreed with the statements that we made in our Current Report on Form 8-K.  In accordance with Item 5.02(a)(3) of the Form 8–K we are filing Mr. Bealmear's recent correspondence as an exhibit to this report.  We continue to disagree with Mr. Bealmear's assertions.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Letter from Michael Bealmear to the registrant dated March 10, 2011.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

MITEK SYSTEMS, INC.

Dated: March 14, 2011	By:	/s/ James B. DeBello
James B. DeBello
President and Chief Executive Officer